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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  __________



                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) July 14, 1997


                                SUNAMERICA INC.
              (Exact name of registrant as specified in charter)


          Maryland                   1-4618            86-0176061
(State or other jurisdiction         (Commission       (IRS Employer
  of incorporation)                  File Number)      Identification No.)


           1 SunAmerica Center, Los Angeles, California  90067-6022
            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (310) 772-6000
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ITEM 5.        Other Events.

               The Exhibit is filed herewith in connection with the issuance by SunAmerica Inc. (the "Company") pursuant to the Company's Registration Statement on Form S-3 (File No. 333-14201) of 10,669,745 shares (the "Shares") of common stock, $1.00 par value (the "Common Stock") of the Company.


                                   EXHIBITS

Exhibit 1.1          -     Underwriting Agreement dated July 14, 1997 between
                           the Company and Morgan Stanley & Co. Incorporated, relating to the Shares.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SUNAMERICA INC.



Date:  July 16, 1997

                                       By: /s/ Susan L. Harris
                                           ---------------------------
                                               Susan L. Harris
                                               Senior Vice President and
                                                 Secretary